                                                                    Exhibit 10.7

                                                                  EXECUTION COPY
                                                                  --------------

                   SECURED SENIOR SUBORDINATED NOTE DUE 2004
                   -----------------------------------------

THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND THE QUALIFICATION REQUIREMENTS OF SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.

PAYMENT OF THE INDEBTEDNESS EVIDENCED BY THIS SECURITY, INCLUDING PRINCIPAL, PREMIUM, IF ANY, AND INTEREST, AND THE RIGHTS OF ANY HOLDER OF THIS SECURITY ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN INTERCREDITOR AND SUBORDINATION AGREEMENT DATED OF EVEN DATE HEREWITH AMONG THE ISSUER, LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., AS THE INITIAL HOLDER OF THIS SECURITY, AND UNION BANK OF CALIFORNIA, N.A. A COPY OF SUCH INTERCREDITOR AND SUBORDINATION AGREEMENT MAY BE OBTAINED FROM THE ISSUER UPON REQUEST.

THIS SECURITY HAS BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT (OID). PURSUANT TO TREASURY REGULATION (S)1.1275-3(b)(1), RICHARD A. HORVATH, A REPRESENTATIVE OF THE ISSUER, WILL, BEGINNING TEN DAYS AFTER THE ISSUE DATE OF THIS SECURITY, PROMPTLY MAKE AVAILABLE TO THE HOLDER UPON REQUEST THE INFORMATION DESCRIBED IN TREASURY REGULATION (S)1.1275-3(b)(1)(i). MR. HORVATH MAY BE REACHED AT TELEPHONE NUMBER (310) 341-3680.

                             OVERHILL FARMS, INC.

                   SECURED SENIOR SUBORDINATED NOTE DUE 2004


$28,000,000.00                                                 November 24, 1999

     FOR VALUE RECEIVED, OVERHILL FARMS, INC., a Nevada corporation (the "Borrower" or the "Company"), hereby promises to pay to the order of Levine
 --------          -------
Leichtman Capital Partners II, L.P., a California limited partnership (the "Purchaser"), or any registered assigns (together with the Purchaser, the
 ---------
"Holder"), the sum of Twenty-Eight Million Dollars ($28,000,000.00) in
 ------
immediately available funds and in lawful money of the United States of America, all as provided in this Secured Senior Subordinated Note Due 2004 (this "Note").
                                                                         ----
This Note is being issued in connection with the consummation of the transactions
contemplated by the Securities Purchase Agreement dated of even date herewith among the Company, Polyphase Corporation, a Nevada corporation ("Parent"),
                                                                 ------
Overhill L. C. Ventures, Inc., a California corporation, and the Purchaser (as it may be amended, supplemented or otherwise modified and in effect from time to time, the "Securities Purchase Agreement").
           -----------------------------

     1.   Definitions.  Unless otherwise indicated, all capitalized terms used
          -----------
and not otherwise defined herein shall have the meanings set forth in the Securities Purchase Agreement.

     2.   Payment of Interest; Default Rate.  So long as no Default or Event of
          ---------------------------------
Default shall have occurred and be continuing, the Borrower shall pay interest on the unpaid principal balance of this Note from the date hereof until fully paid at a rate per annum (the "Base Rate") equal to the following:
                               ---------

          (a) For the period commencing on the date hereof and ending on December 31, 1999, the Base Rate shall equal twelve percent (12.0%);

          (b) If, for any Fiscal Quarter ending on or after December 31, 1999, the Company meets (i) the minimum EBITDA amount set forth in Column (A) of
Section 3.1A of Annex A for the four (4) consecutive Fiscal Quarters ending with
------------    -------
such Fiscal Quarter, (ii) the minimum Fixed Charge Coverage Ratio set forth in Column (A) of Section 3.2A of Annex A for the four (4) consecutive Fiscal
              ------------    -------
Quarters ending with such Fiscal Quarter and (iii) the maximum Leverage Ratio set forth in Column (A) of Section 3.3A of Annex A as of the last day of such
                           ------------    -------
Fiscal Quarter, the Base Rate shall equal twelve percent (12.0%) during the Fiscal Quarter immediately succeeding such Fiscal Quarter;

          (c) If, for any Fiscal Quarter ending on or after December 31, 1999, the Company fails to meet (i) the minimum EBITDA amount set forth in Column (A) (but meets the amount set forth in Column (B)) of Section 3.1A of Annex A for
                                                  ------------    -------
the four (4) consecutive Fiscal Quarters ending with such Fiscal Quarter, (ii) the minimum Fixed Charge Coverage Ratio set forth in Column (A) (but meets the ratio set forth in Column (B)) of Section 3.2A of Annex A for the four (4)
                                  ------------    -------
consecutive Fiscal Quarters ending with such Fiscal Quarter or (iii) the maximum Leverage Ratio set forth in Column (A) (but meets the ratio set forth in Column
(B)) of Section 3.3A of Annex A as of the last day of such Fiscal Quarter, the
        ------------    -------
Base Rate shall equal twelve and one-quarter percent (12.25%) during the Fiscal Quarter immediately succeeding such Fiscal Quarter; and

          (d) If, for any Fiscal Quarter ending on or after December 31, 1999, the Company fails to meet (i) the minimum EBITDA amount set forth in Column (B) (but meets the amount set forth in Column (C)) of Section 3.1A of Annex A for
                                                  ------------    -------
the four (4) consecutive Fiscal Quarters ending with such Fiscal Quarter, (ii) the minimum Fixed Charge Coverage Ratio set forth in Column (B) (but meets the ratio set forth in Column (C)) of Section 3.2A of Annex A for the four (4)
                                  ------------    -------
consecutive Fiscal Quarters ending with such Fiscal Quarter or

(iii) the maximum Leverage Ratio set forth in Column (B) (but meets the amount set forth in Column (C)) of Section 3.3A of Annex A as of the last day of such
                            ------------    -------
Fiscal Quarter, the Base Rate shall equal twelve and one-half percent (12.50%) during the Fiscal Quarter immediately succeeding such Fiscal Quarter.

Interest shall be payable monthly in arrears on the last Business Day of each calendar month (or portion thereof), commencing on November 30, 1999 (each an "Interest Payment Date"). Interest shall be computed on the basis of the actual
 ---------------------
number of days elapsed over a 360-day year, including the first and the last day. If the Borrower makes any interest payment at any time in any Fiscal Quarter that is less than the payment that should have been made at such time after giving effect to the provisions of clauses (c) and (d) of this Section 2,
                                         -----------     ---         ---------
the Borrower shall pay to the Borrower, within one (1) day after written demand therefor from the Holder, an amount equal to the deficiency.

          If any Default or Event of Default shall occur and be continuing, then, in addition to the rights and remedies available to the Holder under the Securities Purchase Agreement, this Note (including, without limitation, Sections 2(a) through (d)), the other Investment Documents and Applicable Law,
-------------         ---
the Borrower shall pay interest on the unpaid principal balance of, premium, if any, and accrued and unpaid interest on, and other amounts owing under, this Note at a rate per annum (the "Default Rate") equal to fourteen percent (14.0%)
                               ------------
during the first two (2) months (or portions thereof) that such Default or Event of Default shall remain uncured or unwaived and, thereafter, such rate shall increase by one percent (1.0%) per annum over the prior month's rate for each additional month (or portion thereof) that such Default or Event of Default remains uncured or unwaived, provided, however, that the Default Rate shall not
                             --------  -------
exceed eighteen percent (18.0%) per annum. The Default Rate shall begin to accrue on the date on which such Default or Event of Default shall be deemed to have occurred (as provided in the last paragraph of Section 10.1 of the
                                                    ------------
Securities Purchase Agreement) and shall continue until such Default or Event of Default shall have been cured or waived.

     3.   Payment of Principal.  The Borrower shall pay in full the entire
          --------------------
outstanding principal balance of this Note and all premium, if any, accrued and unpaid interest and other unpaid amounts owing under this Note on October 31, 2004 (the "Maturity Date").
           -------------

     4.   Optional Prepayments.
          --------------------

          (a) The Borrower may not make any prepayments of the principal balance of this Note at any time prior to November 1, 2001. Thereafter, the Company may voluntarily prepay this Note, in whole or in part, as follows:

               (i) at 104.0% of the principal balance being prepaid at any time on or before October 31, 2002;

               (ii) at 102.0% of the principal balance being prepaid at any time after October 31, 2002 and on or before October 31, 2003; and

               (iii) at 100.0% of the principal balance being prepaid at any time after October 31, 2003 and on or before October 31, 2004.

Each percentage set forth above is referred to herein as the "Prepayment
                                                              ----------
Percentage" applicable to any prepayment.  Any prepayment of this Note made
----------
under this Section 4 shall also include all accrued and unpaid interest on the
           ---------
then outstanding principal balance of this Note, through the date of prepayment.

          (b) If the Borrower elects to prepay all or any portion of this Note, the Borrower shall furnish written notice to the Holder with respect to each voluntary prepayment not less than fourteen (14) days prior to the date of prepayment. Such notice shall specify the principal amount of this Note to be prepaid on such date and shall be irrevocable. Notice of prepayment having been given as aforesaid, the Borrower shall make a prepayment to the Holder on such prepayment date in an amount equal to (i) the Prepayment Percentage applicable to such prepayment, multiplied by (ii) the principal amount of this Note
                    -------------
specified in such prepayment notice to be prepaid on such prepayment date, together with any premium and all accrued and unpaid interest through the date of prepayment.

     5.   Mandatory Prepayments.  In addition to the mandatory prepayments
          ---------------------
required to be made by the Company pursuant to Section 6:
                                               ---------

          (a)  Asset Sales. If at any time the Company intends to consummate any
               -----------
Asset Sale in any Fiscal Year (which Asset Sale, when taken together with any other Asset Sales in the same Fiscal Year, exceeds aggregate proceeds of $100,000), it shall, within ten (10) Business Days prior to the proposed date of consummation of such Asset Sale, notify the Holder in writing of the proposed Asset Sale (including, without limitation, the subject matter and the material terms thereof and the proposed date of consummation) and the proposed use of the proceeds to be derived from such Asset Sale. Within five (5) Business Days following the Holder's receipt of such written notice, the Holder may, by written notice furnished to the Company, direct the Company to apply all Net Cash Proceeds derived from such Asset Sale to prepay principal of, accrued and unpaid premium, if any, and accrued and unpaid interest on this Note; provided,
                                                                      --------
however, that the Company shall not be obligated to so apply any Net Cash
-------
Proceeds derived from any such Asset Sale involving equipment or other fixed assets used by the Company in the conduct of its business to the extent that the Company uses such Net Cash Proceeds to purchase newer, functionally equivalent equipment or fixed assets, as the case may be, which is used by the Company in the conduct of its business. If, subject to the proviso in the immediately succeeding sentence, the Holder directs the Company to make the mandatory prepayment contemplated by this Section 5(a), the Company shall make such
                                ------------
prepayment within one (1) Business Day following the date of consummation of such Asset Sale. In addition, to the extent that the Company receives any cash or cash equivalents upon the sale, conversion, collection or other liquidation of any non-cash proceeds from such Asset Sale, the Company shall notify the Holder in writing within one
(1) Business Day of such receipt. The Holder may, within five (5) Business Days after receipt of such written notice, direct the Company to make a mandatory prepayment under this Section 5(a) with such cash or cash equivalents and, if
                      ------------
the Holder so directs the Company, the Company shall make such mandatory prepayment within one (1) Business Day following its receipt of the Holder's notice.

          (b)  Excess Cash Flow.  For each Fiscal Year, commencing with the
               ----------------
Fiscal Year ending October 1, 2000, the Company shall prepay the outstanding principal balance of this Note in an amount equal to fifty percent (50.0%) of the Excess Cash Flow (as such term is defined below) for such Fiscal Year. Such mandatory prepayment shall be due and payable by the Company to the Holder not later than January 15th of the following Fiscal Year (the date upon which such prepayment will be made being referred to herein as the "Excess Cash Flow
                                                         ----------------
Payment Due Date").  The first Excess Cash Flow Payment Due Date shall occur no
----------------
later than January 15, 2001. Not later than two (2) Business Days prior to each Excess Cash Flow Payment Due Date, the Company shall deliver to the Holder an Excess Cash Flow Calculation Certificate, in substantially the form of Exhibit E
                                                                       ---------
attached to the Securities Purchase Agreement, signed by the Chief Financial Officer of the Company, showing in reasonable detail the calculation of the amount of any Excess Cash Flow payment due on such Excess Cash Flow Payment Due Date. For purposes of this Section 5(b), the term "Excess Cash Flow" means, for
                           ------------            ----------------
any Fiscal Year, (i) EBITDA of the Company and its Subsidiaries for such Fiscal Year, minus (ii) the sum of (A) Cash Interest Expense; (B) payments of principal
      -----
on any Indebtedness of the Company and its Subsidiaries; (C) Capitalized Lease Obligations of the Company or any of its Subsidiaries representing principal;
(D) cash Taxes paid by the Company and its Subsidiaries; (E) cash dividends or distributions, if any, paid by the Company or any of its Subsidiaries; (F) Capital Expenditures; and (G) all Tax Sharing Cash Payments, in each case for such Fiscal Year.

     The mandatory prepayments provided for in this Section 5 shall be paid at
                                                    ---------
100.0% (i.e., without premium) of the principal amount required to be prepaid,
        ----
and shall be accompanied by the payment of any accrued and unpaid interest on, and other amounts owing under, this Note through the date of prepayment, all as provided for above.

     6.   Change in Control.  If a Change in Control shall occur at any time,
          -----------------
the Holder may, at its sole election, require the Borrower to prepay this Note, in whole or in part, at any time during the one hundred and eighty (180) day period following the occurrence of the Change in Control, at 104.0% of the principal balance of this Note, plus all accrued and unpaid interest on, and
                                ----
other amounts owing under, this Note through the date of prepayment. The Borrower shall notify the Holder in writing, if possible, of any Change in Control at least ten (10) days prior to the date that such Change in Control is scheduled to occur. The Borrower shall also notify the Holder of the date on which any Change in Control shall have actually occurred within one (1) Business Day after such date and shall inform the Holder, in such notification, of the Holder's right to require the Borrower to prepay this Note as provided in this Section 6 and of the date on which such right shall
                         ---------
terminate. If the Holder elects to require the Borrower to prepay this Note pursuant to this Section 6, it shall furnish a written notice to the Borrower
                 ---------
advising the Borrower of such election and the outstanding principal balance hereof, premium, accrued and unpaid interest and all other amounts to be prepaid. The Borrower shall prepay this Note in accordance with this Section 6,
                                                                     ---------
Section 8 and such written notice within one (1) Business Day after its receipt
---------
of such written notice.

     7.   Holder Entitled to Certain Benefits.  This Note is the "Note" referred
          -----------------------------------
to in the Securities Purchase Agreement which provides for, among other things, the right of the Purchaser to accelerate the outstanding principal balance of, premium, if any, and accrued and unpaid interest on, and other amounts owing under, this Note upon the occurrence of an Event of Default. In addition, this
Note is secured by the "Collateral" referred to in the Collateral Documents and is guaranteed under the Guaranty.

     8.   Manner of Payment.  Payments of principal, interest and other amounts
          -----------------
due under this Note shall be made no later than 12:00 p.m. (noon) (Los Angeles time) on the date when due and in lawful money of the United States of America and (by wire transfer in funds immediately available at the place of payment) to such account as the Holder may designate in writing to the Borrower and, if to the Purchaser, to: Bank of America, Century City, Private Banking, 2049 Century Park East, Los Angeles, California 90067; ABA No. 121000358; Account No. 1154603239; Attention: Cheryl Stewart (or such other place of payment as the Purchaser may designate in writing). All such payments shall be made without any deduction whatsover, including, without limitation, any deduction for set-off, recoupment, counterclaim or taxes. Any payments received after 12:00 p.m. (noon) (Los Angeles time) shall be deemed to have been received on the next succeeding Business Day. Any payments due hereunder which are due on a day which is not a Business Day shall be payable on the immediately preceding Business Day, together with all accrued and unpaid interest through the actual due date of payment.

     9.   Maximum Lawful Rate of Interest.  The rate of interest payable under
          -------------------------------
this Note shall in no event exceed the maximum rate permissible under Applicable Law. If the rate of interest payable on this Note is ever reduced as a result of this Section 9 and at any time thereafter the maximum rate permitted under
        ---------
Applicable Law exceeds the rate of interest provided for in this Note, then the rate provided for in this Note shall be increased to the maximum rate provided for under Applicable Law for such period as is required so that the total amount of interest received by the Holder is that which would have been received by the Holder but for the operation of the first sentence of this Section 9.
                                                           ---------

     10.  Borrower's Waivers.  The Borrower hereby waives presentment for
          ------------------
payment, demand, protest, notice of protest and notice of dishonor, and all other notices of any kind whatsoever to which it may be entitled under Applicable Law or otherwise, except for notices to which the Borrower is expressly entitled under this Note.

     11.  Registration of Notes.  The Company shall maintain at its principal
          ---------------------
executive office a register in which it shall register this Note, any Assignments of this Note or any other notes and any other notes issued upon surrender hereof and thereof. Upon surrender at the Company's principal executive office of this Note for registration of any Assignment, the Company shall, at its expense and within three (3) Business Days of such surrender, execute and deliver one or more new notes of like tenor in the requested principal denominations and register such new note or notes in the register to be maintained by the Company. At the option of the Holder, this Note may be exchanged for one or more new notes of like tenor in the requested principal denominations, and the Borrower shall deliver such new notes not later than three (3) Business Days after the Holder's request.

     12.  Persons Deemed Owners; Participations.  Prior to due presentment for
          -------------------------------------
registration of any Assignment, the Company may treat the Person in whose name any Note is registered as the owner and Holder of such Note for all purposes whatsoever, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, the Purchaser may grant to any Person participations from time to time in all or any part of this Note on such terms and conditions as may be determined by the Purchaser in its sole and absolute discretion. Notwithstanding anything to the contrary contained herein or otherwise, nothing in this Note, the Securities Purchase Agreement or any other Investment Document or otherwise shall confer upon the participant any rights in the Securities Purchase Agreement or any other Investment Document, and the Purchaser shall retain all rights with respect to the administration, waiver, amendment, collection and enforcement of, compliance with and consent to the terms and provisions of this Note, the Securities Purchase Agreement and any other Investment Document. In addition, the Purchaser may, without the consent of the participant, give or withhold its consent or agreement to any amendments to or modifications of this Note, the Securities Purchase Agreement or any other Investment Document, waive any of the provisions hereof or thereof or exercise or refrain from exercising any other rights or remedies which the Purchaser may have under this Note, the Securities Purchase Agreement, any other Investment Document or otherwise. Notwithstanding the foregoing, the Purchaser will not agree with the Company, without the prior written consent of the participant (which consent shall be given or affirmatively withheld not later than three (3) Business Days after the Purchaser's request therefor): (a) to reduce the principal of or rate of interest on this Note or (b) to postpone the date fixed for payment of principal of or interest on the Indebtedness evidenced by this Note. If the participant does not timely reply to the Purchaser's request for such consent, the participant shall be deemed to have consented to such agreement and the Purchaser may take such action in such manner as the Purchaser determines in the exercise of its independent business judgment.

     13.  Assignment and Transfer.  Subject to Applicable Law, the Holder may,
          -----------------------
at any time and from time to time and without the consent of the Company, assign or transfer to one or more Persons all or any portion of this Note or any portion thereof (but not less than $500,000 in principal amount in any single assignment (unless such lesser amount represents the entire outstanding principal balance hereof)). Upon surrender of this Note at the

Company's principal executive office for registration of any such assignment or transfer, accompanied by a duly executed instrument of transfer, the Company shall, at its expense and within three (3) Business Days of such surrender, execute and deliver one or more new notes of like tenor in the requested principal denominations and in the name of the assignee or assignees and bearing the legend set forth on the face of this Note, and this Note shall promptly be canceled. Each assignment or transfer of this Note, in whole or in part, shall be registered on the register maintained by the Borrower pursuant to Section 11
                                                                     ----------
immediately following the surrender of this Note. If the entire outstanding principal balance of this Note is not being assigned, the Borrower shall issue to the Holder hereof, within three (3) Business Days of the date of surrender hereof, a new note which evidences the portion of such outstanding principal balance not being assigned. If this Note is divided into one or more Notes and is held at any time by more than one Holder, any payments of principal of, premium, if any, and interest or other amounts on this Note which are not sufficient to pay all interest or other amounts due thereunder, shall be made pro rata with respect to all such Notes in accordance with the outstanding
--- ----
principal amounts thereof, respectively.

     14.  Loss, Theft, Destruction or Mutilation of this Note.  Upon receipt of
          ---------------------------------------------------
evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of an indemnity agreement or other indemnity reasonably satisfactory to the Borrower or, in the case of any such mutilation, upon surrender and cancellation of such mutilated Note, the Borrower shall make and deliver within three (3) Business Days a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note.

     15.  Costs of Collection.  The Borrower agrees to pay all costs and
          -------------------
expenses, including the fees and expenses of all attorneys, accountants and other experts retained by the Holder, which are expended or incurred by or on behalf of the Holder in connection with (a) the collection and enforcement of this Note, whether or not any action, suit or other proceeding is commenced; (b) any actions for declaratory relief in any way related to this Note or the Indebtedness evidenced hereby; (c) the protection or preservation of any rights or remedies of the Holder under this Note; (d) any actions taken by the Holder in negotiating any amendment, waiver, consent or release of or under this Note;
(e) any actions taken in reviewing the Borrower's or any of its Subsidiaries' financial affairs if any Event of Default has occurred or the Holder has determined in good faith that an Event of Default may likely occur, which actions shall include, but not be limited to, the following: (i) inspect the facilities of the Borrower and any of its Subsidiaries or conduct audits or appraisals of the financial condition of the Borrower and any of its Subsidiaries; (ii) have an accounting or other firm selected by the Holder review the books and records of the Borrower and any of its Subsidiaries and perform a thorough and complete examination thereof; (iii) interview the Borrower's and each of its Subsidiaries' employees, attorneys, accountants, customers and any other Persons related to the Borrower or such Subsidiaries; and (iv) undertake any other action which the Holder believes is necessary to assess accurately the financial condition and prospects of the Borrower and any of its Subsidiaries; (f) any refinancing, restructuring

(whether in the nature of a "work out" or otherwise), bankruptcy or insolvency proceeding involving the Borrower, any of its Subsidiaries or any other Affiliate of the Borrower securing the payment and performance of this Note; (g) any actions taken to verify, maintain, perfect and protect any Lien granted to the Holder; or (h) any effort by the Holder to protect, assemble, complete, collect, sell, liquidate or otherwise dispose of any Collateral, including in connection with any case under Bankruptcy Law. The Borrower hereby consents to the taking of the foregoing actions by the Holder (provided, however, that, with
                                                   --------  -------
respect to clause (e)(iii) above, the Borrower will not be required to produce any document or disclose material to the Holder which would otherwise be expressly protected from production or disclosure by any attorney-client or accountant-client privilege existing under Applicable Law, unless waived by the Borrower).

     16.  Extension of Time.  The Holder may, at its sole option, extend the
          -----------------
time for payment of this Note, postpone the enforcement hereof, or grant any other indulgence without affecting or diminishing the Holder's right to full recourse against the Borrower hereunder, which right is expressly reserved.

     17.  Notations.  Before disposing of this Note or any portion thereof, the
          ---------
Purchaser may make a notation thereon (or on a schedule attached thereto) of the amount of all principal payments previously made by the Company with respect thereto.

     18.  Governing Law.  In all respects, including all matters of
          -------------
construction, validity and performance, this Note and the rights and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such State, without regard to choice of law or conflicts of law principles.

     19.  Captions; Construction and Interpretation.  The captions contained in
          -----------------------------------------
this Note are for convenience of reference only, do not constitute a part of this Note and are not to be considered in construing or interpreting this Note. The Company and the Purchaser have each been represented by counsel in the negotiation and drafting of this Note and neither the Company nor the Purchaser nor their respective counsel shall be deemed the drafter of this Note for purposes of construing the provisions of this Note, and all provisions of this Note shall be construed in accordance with their fair meaning, and not strictly for or against the Company or the Holder.



                    [REST OF PAGE INTENTIONALLY LEFT BLANK]

     20.  WAIVER OF JURY TRIAL.  BECAUSE DISPUTES ARISING IN CONNECTION WITH
          --------------------
COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE BORROWER AND THE HOLDER DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, AND UNDERSTANDING THEY ARE WAIVING A CONSTITUTIONAL RIGHT, THE BORROWER AND THE HOLDER (BY ACCEPTANCE HEREOF) WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS NOTE, THE SECURITIES PURCHASE AGREEMENT AND/OR ANY OTHER INVESTMENT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.


          IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized representatives on the date first above written.

                                   OVERHILL FARMS, INC., a Nevada corporation


                                   By:_____________________________________
                                      James Rudis
                                      President and Chief Executive Officer


                                   By:_____________________________________
                                      Richard A. Horvath
                                      Vice President and Chief Financial Officer